Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Eric M. Emans, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that this amended Annual Report on Form 10-K/A of InfoSpace, Inc. for the year ended December 31, 2010 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such this amended Annual Report on Form 10-K/A fairly presents in all material respects the financial condition and results of operations of InfoSpace, Inc.

Dated: November 14, 2011	By:	/s/ Eric M. Emans
	Name:	Eric M. Emans
	Title:	Chief Financial Officer
(Principal Financial Officer)